UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

Personalis, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38943	27-5411038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Dumbarton Circle Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

(650) 752-1300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PSNL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 27, 2024, Personalis, Inc. (the “Company”) entered into an Amended and Restated At-the-Market Sales Agreement (the “Amended Sales Agreement”) with Piper Sandler & Co. (“Piper”) and BTIG, LLC (“BTIG”). The Amended Sales Agreement amends and restates the At-the-Market Sales Agreement with BTIG, previously entered into on December 30, 2021, as amended by Amendment No. 1 to the At-the-Market Sales Agreement, dated December 21, 2023, to add Piper as a sales agent (Piper and BTIG, together, the “Sales Agents”), among certain other changes.

Pursuant to the Amended Sales Agreement, the Company may offer and sell shares of the Company’s common stock (“Shares”) from time to time through the Sales Agents.

The foregoing description of the Amended Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 27, 2024, the Company filed a prospectus supplement to the prospectus included in the Company’s shelf registration statement on Form S-3 (Registration No. 333-276204) (the “Registration Statement”), relating to an offering of Shares pursuant to the Amended Sales Agreement. The opinion of Cooley LLP relating to the Shares offered by the foregoing prospectus supplement is filed herewith as Exhibit 5.1 to this Current Report on Form 8-K.

The offering of the Company’s common stock pursuant to the sales agreement prospectus, dated January 9, 2024, included in the Registration Statement is hereby terminated such that no further offers or sales will be made pursuant to such sales agreement prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1*	Amended and Restated At-the-Market Sales Agreement, dated December 27, 2024, by and among Personalis, Inc., Piper Sandler & Co. and BTIG, LLC.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment or voting decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 27, 2024	Personalis, Inc.

	By:	/s/ Aaron Tachibana
Aaron Tachibana
Chief Financial Officer and Chief Operating Officer